UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2011

DOCUMENT SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

New York	1-32146	16-1229730
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Federal Plaza, Suite 1525 28 East Main Street Rochester, NY	14614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (585) 325-3610

Not Applicable

(Former name or former address, if changed since last report.)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

On February 18, 2011, Document Security Systems, Inc. (the “Company”) entered into an Amended and Restated Agreement (the “Amended Agreement”) and amended warrants (the “February Warrants”) with Fletcher International, Ltd. (“Fletcher”), a company organized under the laws of Bermuda, for the purpose of modifying the terms of the agreement and warrants (the “Original Agreements”) previously entered into between the Company and Fletcher on December 31, 2010, as reported in the Company’s Current Report on Form 8-K filed on January 5, 2011.

Following the execution of the Amended Agreement and February Warrants, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission on February 24, 2011, relating to those agreements.

On March 14, 2011, the Company and Fletcher entered into an Amendment to Amended and Restated Agreement (the “Amendment”) and amended warrants (the “March Warrants”) for the purpose of amending Section 11(a) of the Amended Agreement and Section 5.1 of the accompanying February Warrants issued to Fletcher.

The revisions contained in the Amendment and the March Warrants relate solely to the Change of Control provisions contained in the Amended Agreement and February Warrants. The Amendment and the March Warrants provide that the Company shall not consummate any agreement with any prospective or actual Acquiring Person (as defined in the Amendment and March Warrants) regarding a Change of Control (as defined in the Amendment and March Warrants) unless and until the Company shall have received Stockholder Approval (as defined in the Amendment and March Warrants). The Amendment and the March Warrants also provide that the Stock Adjustment Measuring Price (as defined in the Amended Agreement and February Warrants) shall apply from and after the date of which Stockholder Approval is obtained.

The above-described Amendment and March Warrants were required by the NYSE AMEX in order for the Company to be deemed in full compliance with NYSE AMEX Company Guide listing requirements in connection with its additional listing application filed in conjunction with the Original Agreements, the Amended Agreement, the February Warrants, the Amendment and the March Warrants (collectively, the “Transaction Documents”).

The foregoing description is a summary only, does not purport to set forth the complete terms of such documents, and is qualified entirely by reference to the Transaction Documents. The Amendment and March Warrants described herein are filed as Exhibits to this Current Report on Form 8-K. The Original Agreements, the Amended Agreement and the February Warrants are contained in exhibits to previously filed Current Reports on Form 8-K.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 3.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.03.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Amendment dated March 14, 2011.
4.1	Warrant Certificate No. 5 dated March 14, 2011.
4.2	Warrant Certificate No. 6 dated March 14, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENT SECURITY SYSTEMS, INC.

Dated: March 17, 2011	By:	/s/ Patrick A. White
Patrick A. White
Chief Executive Officer

Exhibit Index

Exhibits

Exhibit No.	Description

10.1	Amendment dated March 14, 2011.
4.1	Warrant Certificate No. 5 dated March 14, 2011.
4.2	Warrant Certificate No. 6 dated March 14, 2011.